UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Allison Transmission Holdings, Inc. (the “Company”) previously approved the Executive Change in Control and Severance Plan (the “Severance Plan”), which provides severance benefits to senior level employees of Allison Transmission, Inc., a wholly owned subsidiary of the Company, and designated Eric C. Scroggins, the Chief Legal Officer and Assistant Secretary of the Company, as a Tier 1/2 Participant in the Severance Plan. On May 6, 2026, the Committee approved Mr. Scroggins’ participation in the Severance Plan as a Tier 1 Participant. The Severance Plan is listed as an exhibit to the Company’s most recently filed Annual Report on Form 10-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2026, the Company held its annual meeting of stockholders. At the annual meeting, stockholders took the following actions:

•	elected nine directors for one-year terms ending at the 2027 annual meeting of stockholders (Proposal 1);

•	ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2026 (Proposal 2); and

•	approved, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers (“Executive Compensation”) (Proposal 3).

The vote tabulation for each proposal follows:

Proposal 1 - Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Judy L. Altmaier	71,134,529	1,454,365	375,889	4,902,906
D. Scott Barbour	72,593,397	355,266	16,120	4,902,906
Philip J. Christman	65,932,457	6,441,896	590,430	4,902,906
David C. Everitt	71,075,137	1,872,463	17,183	4,902,906
David S. Graziosi	71,830,548	1,116,804	17,431	4,902,906
Carolann I. Haznedar	71,744,480	1,190,862	29,441	4,902,906
Sasha Ostojic	72,863,411	84,133	17,239	4,902,906
Gustave F. Perna	72,609,598	339,201	15,984	4,902,906
Krishna Shivram	72,522,639	425,005	17,139	4,902,906

Proposal 2 - Ratification of Appointment of PwC.

FOR	AGAINST	ABSTAIN
77,162,806	690,303	14,580

Proposal 3 - Advisory Vote to Approve Executive Compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,176,855	2,759,179	28,749	4,902,906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: May 8, 2026	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Chief Legal Officer and Assistant Secretary